UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

Advanced Energy Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1595 Wynkoop Street, Suite 800, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(970) 407-6626

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AEIS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Advanced Energy Industries, Inc. (“Advanced Energy” or the “Company”) held its 2020 Annual Meeting of Stockholders on Thursday, April 30, 2020 to vote on three proposals. The following matters as set forth in the Proxy Statement dated March 10, 2020, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

1. Election of eight (8) Directors.

The following eight nominees were elected to serve as directors of the Company, with the following votes tabulated:

	For	Withhold	Broker Non-Vote
Frederick A. Ball	28,908,246	1,301,681	1,412,116
Grant H. Beard	29,275,333	934,594	1,412,116
Tina M. Donikowski	29,463,730	746,197	1,412,116
Ronald C. Foster	29,475,810	734,117	1,412,116
Edward C. Grady	28,867,048	1,342,879	1,412,116
Thomas M. Rohrs	27,694,775	2,515,152	1,412,116
John A. Roush	29,502,454	707,473	1,412,116
Yuval Wasserman	29,474,272	735,655	1,412,116

Each director has been elected to serve until the 2021 Annual Meeting of Stockholders, or until his or her successor has been elected and qualified or until such director’s earlier resignation or removal.

2. Ratification of the appointment of Ernst & Young LLP as Advanced Energy’s independent registered public accounting firm for 2020.

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
31,387,097	206,431	28,515	—

3. Advisory approval of Advanced Energy’s compensation of its named executive officers.

The advisory approval of the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
29,743,904	421,387	44,636	1,412,116

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Thomas O. McGimpsey
Date: May 1, 2020	Thomas O. McGimpsey
Executive Vice President

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